As filed with the Securities and Exchange Commission on September 3, 1999
                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                MOBILE MINI, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                                              86-0748362
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                             1834 WEST THIRD STREET
                              TEMPE, ARIZONA 85281
                                 (602) 790-4214
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

                     MOBILE MINI, INC. AMENDED AND RESTATED
                             1994 STOCK OPTION PLAN
                            (Full title of the plan)

                              LAWRENCE TRACHTENBERG
                            EXECUTIVE VICE PRESIDENT
                             1834 WEST THIRD STREET
                              TEMPE, ARIZONA 85281
                                 (602) 894-6311
            (Name, address including zip code, and telephone number,
                   including area code, of agent for service)

                                 with copies to

                              JOSEPH P. RICHARDSON
                                 BRYAN CAVE LLP
                      TWO NORTH CENTRAL AVENUE, SUITE 2200
                             PHOENIX, ARIZONA 85004

                         CALCULATION OF REGISTRATION FEE

                                                 Proposed           Proposed
                                                 Maximum            Maximum
Title of Securities             Amount to        Offering Price     Aggregate             Amount of
To Be Registered             be Registered       Per Share *        Price *           Registration Fee
----------------             -------------       -----------        -------           ----------------
Common Stock,                450,000 shares         $18.125         $8,156,250            $2,267.45
par value $.01 per share

* Estimated solely for the purpose of calculating the amount of the registration fee, pursuant to Rules 457(c) and 457(h) of the Securities Act of 1933, on the basis of the average of the high and low prices for shares of Common Stock on September 1, 1999.

                                EXPLANATORY NOTE

This Registration Statement is solely for the registration of additional shares of common stock of Mobile Mini, Inc. for issuance under the Mobile Mini, Inc. Amended and Restated 1994 Stock Option Plan (the "Plan"). Therefore, pursuant to General Instruction E. to Form S-8, the contents of the earlier registration statement relating to the Plan (No. 333-41495) are incorporated by reference into this Registration Statement.

Item 8.  Exhibits.

Exhibit Number    Description
--------------    -----------

       4 Mobile Mini, Inc. Amended and Restated 1994 Stock Option Plan (as amended through October 2, 1999)

       5          Opinion of Counsel

       23.1       Consent of Independent Public Accountants

       23.2       Consent of Counsel (included in Exhibit 5)

       24         Power of Attorney (Contained within Signature Page)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tempe, State of Arizona, on this 3rd day of September, 1999.

                              MOBILE MINI, INC.

                              By: /s/ Steven G. Bunger
                                  -----------------------------------------
                                      Steven G. Bunger,
                                      President and Chief Executive Officer

                                POWER OF ATTORNEY

         Each of the undersigned hereby authorizes Lawrence Trachtenberg as his attorney-in-fact to execute in the name of each such person and to file such amendments (including post-effective amendments) to this registration statement as the Registrant deems appropriate and appoints such person as attorney-in-fact to sign on his behalf amendments, exhibits, supplements and post-effective amendments to this Registration Statement.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                                    DATE
---------                               -----                                    ----
/s/ Steven G. Bunger                    President, Chief Executive Officer       September 3, 1999
---------------------------------       and Director
Steven G. Bunger                        (principal executive officer)


/s/ Lawrence Trachtenberg               Executive Vice President, Chief          September 3, 1999
---------------------------------       Financial Officer and Director
Lawrence Trachtenberg                   (principal financial officer)


/s/ Deborah K. Keeley                   Vice President and Controller            September 3, 1999
---------------------------------       (principal accounting officer)
Deborah K. Keeley


/s/ Richard E. Bunger                   Chairman of the Board and Director       September 3, 1999
---------------------------------       of Product Research and Market
Richard E. Bunger                       Development


/s/ George E. Berkner                   Director                                 September 3, 1999
---------------------------------
George E. Berkner


/s/ Ronald J. Marusiak                  Director                                 September 3, 1999
---------------------------------
Ronald J. Marusiak


/s/ Stephen A McConnell                 Director                                 September 3, 1999
---------------------------------
Stephen A McConnell

                                 EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------

       4 Mobile Mini, Inc. Amended and Restated 1994 Stock Option Plan (as amended through October 2, 1999)

       5          Opinion of Counsel

       23.1       Consent of Independent Public Accountants

       23.2       Consent of Counsel (included in Exhibit 5)

       24         Power of Attorney (Contained within Signature Page)